SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549



                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported):
                          April 4, 1995


                  HOMELAND HOLDING CORPORATION
     (Exact Name of Registrant as Specified in its Charter)




          Delaware               33-48862         73-1311075
   State or Other Jurisdiction   (Commission      (IRS Employer
      of incorporation)          File Number)     Identification No.)




          400 N. E. 36th Street
          Oklahoma City, OK                          73105
     (Address of Principal Executive Offices)     (Zip Code)




                         (405) 557-5500
       Registrant's Telephone Number, Including Area Code:


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Item 5.   Other Events.


          On April 4, 1995, Homeland Stores, Inc. (the "Company"), a wholly-owned subsidiary of the registrant, Homeland Holding Corporation, mailed a Solicitation Statement, dated as of April 4, 1995 (the "Solicitation Statement") and related solicitation materials to holders of its Senior Secured Fixed Rate Notes and Senior Secured Floating Rate Notes (collectively, the "Notes"), soliciting consents to certain proposed amendments to (a) the Indenture, dated as of March 4, 1992, as supplemented, pursuant to which the Notes were issued, and (b) certain related collateral documents (the "Solicitation"). The expiration date of the Solicitation is 5:00 p.m., New York City time, on April 13, 1995, unless extended by the Company in accordance with the terms of the Solicitation Statement. A copy of the Solicitation Statement is attached hereto as Exhibit 10qq.


Item 7.   Financial Statements and Exhibits

          (c) Exhibits: The following exhibits are filed as part of this Report:

     Exhibit No.    Description

       10qq         Solicitation Statement, dated April 4, 1995.

                            SIGNATURE


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 HOMELAND HOLDING CORPORATION



                                 By: Mark S. Sellers
                                     Mark S. Sellers, Executive
                                     Vice President/Finance,
                                     Treasurer, Chief Financial
                                     Officer and Secretary

Dated:  April 5, 1995

                    Form 8-K Exhibit Index


Exhibit NO.         Description

  10qq              Solicitation Statement, dated April 4, 1995.